Exhibit 10.13

ADDITIONAL PROTOCOL

I –                       THE PARTIES

1.1                     Lessor:

D GAYRİMENKUL YATIRIMLARI VE TİCARET A.Ş.

Burhaniye Mahallesi, Kısıklı Caddesi No:65 Üsküdar — İstanbul

1.2                     Lessee:

D-MARKET ELEKTRONİK HİZMETLER VE TİCARET A.Ş.

Kuştepe Mah, Mecidiyeköy Yolu Cad, No: 12, K:2 Şişli - İstanbul

2-                           SUBJECT OF THE PROTOCOL:

This Additional Protocol (hereinafter referred to as the “Protocol”) has been issued regarding the partial termination of the Lease Agreement concluded between the parties on 24.12.2014 (hereinafter briefly referred to as the ‘‘Agreement’’)  Regarding the lease of the property as an office which is located in the 2nd Tower’s block structure (office floors) of the premises named registered in Istanbul Province, Şişli District, Mecidiyeköy, Sheet 298, Block 2524 and Parcel 3 and of which address is at Mecidiyeköy Mah. Şişli, İstanbul.

3-                           The Parties have agreed to arrange the agreement within the scope specified below, if the provisions of the existing Lease Agreement signed between them do not affect the validity of the provisions and these provisions remain valid.

4-                           The part of the lease agreement and additional protocols signed between the parties regarding the area of 26th floor 613 m2 has been terminated as of 15.06.2019 with the mutual agreement of the parties, and the agreement will continue on the floors and areas detailed below. The lessee’s rental fee, common expenses and usage expenses of the lessee shall continue to be paid within the scope of the provisions of the agreement on the following square meters as of 15.06.2019.

	2nd Floor	3rd Floor	4th Floor	5th Floor	26th Floor	TOTAL
Area	2010 m2	1959 m2	1504 m2	1401 m2	100 m2	6974 m2

5-                           The Parties have released each other in a public and irrevocable manner in relation to the mutually and voluntarily terminated part of the Lease Agreement with this protocol.

6-                           This Protocol issued in two copies and the Lessor will pay the Stamp Duty and the entire amount will be invoiced to the Lessee. The Lessee shall pay the said amount to the Lessor’s bank account within 5 days from the invoice date.

The Protocol consisting of 6 (six) articles was issued and signed by the Parties on 15/06/2019.

Lessee	Lessor

D-Market Elektronik Hizmetler ve Ticaret A.Ş.	D Gayrimenkul Yatırımları ve Ticaret A.Ş.

(stamp and signature)	(stamp and signature)